UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2010

DRI Corporation
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-28539	56-1362926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13760 Noel Road, Suite 830 Dallas, Texas (Address of Principal Executive Offices)	75240 (Zip Code)

Registrant’s telephone number, including area code: (214) 378-8992

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01       Regulation FD Disclosure.

On December 22, 2010, DRI Corporation announced in a press release that the Company’s Mobitec AB subsidiary (the “Mobitec Group”) in Herrljunga, Sweden, has received a strategic order valued at approximately $350,000 USD from TATA Hispano Motors Carrocera, S.A., one of the largest bus and coach bodybuilders in Europe and North Africa, on behalf of the transit operator in Casablanca, Morocco.

In the same press release, the Company also discussed its guidance for fiscal years 2010 and 2011.

This Form 8-K and related press release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements concerning the Mobitec Group’s relationships TATA Hispano Motors Carrocera, S.A.,  and the transit fleet operator in Casablanca, Morocco; the timing of revenue recognition for this initial order; the long-term business prospects available to the Company in many transit markets in the Middle East and North Africa; the Company’s guidance for fiscal years 2010 and 2011(including statements relating to expectations for 2011 profitability, anticipated revenue upturns, opportunities in 2011, including future revenue run rates); as well as any statement, express or implied, concerning future events or expectations or which use words such as “expect,” “fully expect,” “expected,” “encouraged,” “appears,” “believe,” “plan,” “anticipate,” “would,” “goal,” “potential,” “potentially,” “range,” “pursuit,” “run rate,” “stronger,” “preliminarily,” “forecast,” “opinion,” “may,” etc., is a forward-looking statement.  These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties associated with the Mobitec Group’s relationships with TATA Hispano Motors Carrocera, S.A., and the transit fleet operator in Casablanca, Morocco; the timing of the initial order; the long-term business prospects available to the Company in many transit markets in the Middle East and North Africa; the Company’s guidance for fiscal years 2010 and 2011; as well as other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K filed April 15, 2010, and quarterly reports on Form 10-Q filed May 14, 2010, Aug. 11, 2010 and Nov. 15, 2010, particularly those identified in Risk Factors Affecting Our Business. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated.

The Company incorporates by reference the information included in Item 7.01 and Item 9.01 of this Form 8-K. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01       Financial Statements and Exhibits.

(a)         Exhibits.
              99.1      Press release dated December 22, 2010.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 22, 2010
DRI CORPORATION

		By:	/s/ Kathleen B. Oher
Kathleen B. Oher
Vice President, Chief Financial Officer, Secretary and Treasurer